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                                                                         EX. 23Q
                               Power of Attorney

     The undersigned Trustees and officer, as indicated respectively below, of Morgan Grenfell Investment Trust (the "Trust"), a Delaware business trust and the DP Trust (the "Portfolio Trust"), a New York business trust, each hereby constitutes and appoints the Secretary and each Assistant Secretary of the Trust and Portfolio Trust, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-1A and Form N-14, and any and all amendments thereto, and all other documents, filed by the Trust and Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust and Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to the Trust and Portfolio Trust concerning the filings and actions described herein.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 16th day of November, 2000.

SIGNATURES                                           TITLE
----------                                           -----

/s/ Paul K. Freeman                                 Trustee
-------------------
Paul K. Freeman


/s/ Graham E. Jones                                 Trustee
-------------------
Graham E. Jones


/s/ Hugh G. Lynch                                   Trustee
-----------------
Hugh G. Lynch



/s/ William N. Searcy
---------------------
William N. Searcy                                   Trustee


/s/ Edward T. Tokar
-------------------                                 Trustee
Edward T. Tokar


/s/ Richard T. Hale
-------------------
Richard T. Hale                                     President


/s/ Charles A. Rizzo                                Treasurer
--------------------
Charles A. Rizzo

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